PROSPECTUS

                                 [company logo]

                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                                    AMERICAN
                                   CENTURY(SM)
                                     GROUP

                       Strategic Allocation: Conservative
                         Strategic Allocation: Moderate
                        Strategic Allocation: Aggressive

INVESTOR CLASS

                                 [front cover]



                          AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

     American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

AMERICAN CENTURY INVESTMENTS

BENHAM GROUP(R)

MONEY MARKET FUNDS
GOVERNMENT BOND FUNDS
DIVERSIFIED BOND FUNDS
MUNICIPAL BOND FUNDS


AMERICAN CENTURY GROUP

ASSET ALLOCATION &
BALANCED FUNDS
CONSERVATIVE EQUITY FUNDS
SPECIALTY FUNDS

Strategic Allocation: Conservative
Strategic Allocation: Moderate
Strategic Allocation: Aggressive


TWENTIETH CENTURY(R) GROUP

GROWTH FUNDS
INTERNATIONAL FUNDS

[inside front cover]


PROSPECTUS
SEPTEMBER 3, 1996
REVISED JANUARY 1, 1997

Strategic   Allocation:   Conservative  o  Strategic   Allocation:   Moderate  o
Strategic Allocation: Aggressive

INVESTOR CLASS

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

     American Century Strategic Asset Allocations, Inc., is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Three of the funds that diversify their investments among stocks, bonds and money market instruments are described on page 2 in this Prospectus. Their investment objectives are listed on the inside front cover of this Prospectus. The other funds are described in separate prospectuses.

     Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

     This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated September 3, 1996, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference.
To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street o P.O. Box 419200
               Kansas City, Missouri 64141-6200 o 1-800-345-2021
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                   1-800-634-4113 o In Missouri: 816-753-1865
                       Internet: www.americancentury.com

     Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus                                                                     1


INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY STRATEGIC ALLOCATION: CONSERVATIVE

AMERICAN CENTURY STRATEGIC ALLOCATION: MODERATE

AMERICAN CENTURY STRATEGIC ALLOCATION: AGGRESSIVE

     The investment objective of each fund is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its risk profile. Each fund seeks to achieve its investment objective by diversifying investments among three asset classes -- equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of the particular fund. The funds are designed for investors with investment time horizons of at least five years who want to diversify their investments among these various asset classes through a single investment vehicle. See "Investment Policies of the Funds," page 6.

     There is no assurance that the funds will achieve their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

2    Investment Objectives                          American Century Investments


TABLE OF CONTENTS

Transaction and Operating Expense Table ..............................4
Financial Highlights .................................................5

INFORMATION REGARDING THE FUNDS

Investment Policies of the Funds .....................................6
   Asset Allocation Funds ............................................6
   Investment Strategy and Asset Diversification .....................6
   Investment Approach and Practices .................................7
   General Portfolio Management ......................................8
Other Investment Practices, Their Characteristics and Risks ..........9
   Equity Securities .................................................9
   Foreign Securities ................................................9
   Mortgage-Related and Other Asset-Backed Securities ...............10
   Forward Currency Exchange Contracts and Options Thereon ..........11
   Portfolio Turnover ...............................................12
   Repurchase Agreements ............................................12
   Futures Contracts ................................................12
   Derivative Securities ............................................13
   When-Issued Securities ...........................................14
   Short Sales ......................................................14
   Rule 144A Securities .............................................14
Performance Advertising .............................................14

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments ........................................16
Investing in American Century .......................................16
How to Open an Account ..............................................16
     By Mail ........................................................16
     By Wire ........................................................16
     By Exchange ....................................................17
     In Person ......................................................17
   Subsequent Investments ...........................................17
     By Mail ........................................................17
     By Telephone ...................................................17
     By Online Access ...............................................17
     By Wire ........................................................17
     In Person ......................................................17
   Automatic Investment Plan ........................................17
How to Exchange from One Account to Another .........................17
     By Mail ........................................................18
     By Telephone ...................................................18
     By Online Access ...............................................18
How to Redeem Shares ................................................18
     By Mail ........................................................18
     By Telephone ...................................................18
     By Check-A-Month ...............................................18
     Other Automatic Redemptions ....................................18
   Redemption Proceeds ..............................................18
     By Check .......................................................18
     By Wire and ACH ................................................18
   Special Requirements for Large Redemptions .......................19
   Redemption of Shares in Low-Balance Accounts .....................19
Signature Guarantee .................................................19
Special Shareholder Services ........................................19
     Automated Information Line .....................................19
     Online Account Access ..........................................20
     Open Order Service .............................................20
     Tax-Qualified Retirement Plans .................................20
Important Policies Regarding Your Investments .......................20
Reports to Shareholders .............................................21
Employer-Sponsored Retirement Plans and Institutional Accounts ......22

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price .........................................................23
   When Share Price Is Determined ...................................23
   How Share Price Is Determined ....................................23
   Where to Find Information About Share Price ......................24
Distributions .......................................................24
Taxes ...............................................................24
   Tax-Deferred Accounts ............................................24
   Taxable Accounts .................................................24
Management ..........................................................25
   Investment Management ............................................25
   Code of Ethics ...................................................27
   Transfer and Administrative Services .............................27
Distribution of Fund Shares .........................................28
Further Information About American Century ..........................28

Prospectus                                                Table of Contents    3

TRANSACTION AND OPERATING EXPENSE TABLE

                                                             Strategic Allocation:    Strategic Allocation:    Strategic Allocation:
                                                                 Conservative               Moderate                Aggressive

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases .....................        none                   none                      none
Maximum Sales Load Imposed on Reinvested Dividends ..........        none                   none                      none
Deferred Sales Load .........................................        none                   none                      none
Redemption Fee(1) ...........................................        none                   none                      none
Exchange Fee ................................................        none                   none                      none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):

Management Fees .............................................    1.00%(2)               1.10%(3)                  1.20%(4)
12b-1 Fees ..................................................        none                   none                      none
Other Expenses(5) ...........................................       0.00%                  0.00%                     0.00%
Total Fund Operating Expenses ...............................       1.00%                  1.10%                     1.20%

EXAMPLE:

You would pay the following expenses on                   1 year      $10                    $11                       $12
a $1,000 investment, assuming a 5% annual                3 years       32                     35                        38
return and redemption at the end of each time period(6):

(1) Redemption proceeds sent by wire transfer are subject to a $10 processing fee.

(2) The fund pays an annual management fee equal to 1.00% of its first $1 billion of average net assets and .90% of average net assets over $1 billion.

(3) The fund pays an annual management fee equal to 1.10% of its first $1 billion of average net assets and 1.00% of average net assets over $1 billion.

(4) The fund pays an annual management fee equal to 1.20% of its first $1 billion of average net assets and 1.10% of average net assets over $1 billion.

(5) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, are expected to be approximately .00035 of 1% of average net assets for the fund's first fiscal year.

(6) Assumes that the average net assets of the funds remain constant at less than $1 billion.

     The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The funds offer two other classes of shares, primarily to institutional investors, that have different fee structures than the Investor Class, resulting in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 28.

4    Transaction and Operating Expense Table        American Century Investments


FINANCIAL HIGHLIGHTS

     The Financial Highlights table below sets forth certain information concerning the historic investment results of the funds. The financial data included in the table, which is unaudited, has been derived from the financial statements contained in the Statement of Additional Information. The semiannual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the period.

                                                                         Strategic         Strategic        Strategic
                                                                        Allocation:       Allocation:      Allocation:
                                                                      Conservative(1)     Moderate(1)     Aggressive(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ...................................   $5.00            $5.00             $5.00
                                                                        --------         --------          --------
Income from Investment Operations

     Net Investment Income(2) ..........................................     .05              .04               .03

     Net Realized and Unrealized Gain (Loss) on Investment Transactions    (.02)              .12               .20
                                                                        --------         --------          --------
     Total from Investment Operations ..................................     .03              .16               .23
                                                                        --------         --------          --------
Distributions

     From Net Investment Income ........................................   (.02)            (.02)                --
                                                                        --------         --------          --------
Net Asset Value, End of Period .........................................   $5.01            $5.14             $5.23
                                                                        ========         ========          ========
     Total Return(3) ...................................................    .64%            3.11%             4.60%

RATIOS/SUPPLEMENTAL DATA

     Ratio of Expenses to Average Net Assets(4) ........................   1.05%            1.12%             1.22%

     Ratio of Net Investment Income to Average Net Assets(4) ...........   3.65%            2.74%             1.88%

     Portfolio Turnover Rate ...........................................     25%              24%               34%

     Average Commission Paid per Investment Security Traded ............  $.0206           $.0173            $.0198

     Net Assets, End of Period (in thousands) ..........................  $8,061          $14,953           $16,370

(1)  February 15, 1996 (inception) through May 31, 1996 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total returns for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gain distributions, if any.

(4)  Annualized

Prospectus                                             Financial Highlights    5


INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

     Each fund's investment objective is to obtain as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with such fund's risk profile. As with all mutual funds, there can be no assurance that the funds will achieve their investment objectives.

     You should be aware that the names of the funds are intended to reflect the relative short-term price volatility risk among the three asset allocation funds offered in this Prospectus and not as an indication of the manager's assessment of the riskiness of the funds as compared to other mutual funds, including other mutual funds within the American Century family of funds.

ASSET ALLOCATION FUNDS

     The funds pursue a flexible approach that diversifies the funds' assets among various classes and categories of assets. Each fund has its own mix, which gives it a distinct risk profile and return potential. The three funds enable investors to select the level of risk that is appropriate for their particular situations and investment goals. See "Investment Strategy and Asset Diversification," this page.

STRATEGIC ALLOCATION: CONSERVATIVE

     The asset mix of Strategic Allocation: Conservative seeks to provide shareholders with regular income through its emphasis on bonds and money market securities, combined with the potential for moderate long-term total return as a result of its stake in equity securities. The fund's emphasis on bonds and money market securities should help to provide a measure of principal protection while the stock market is in a decline.

STRATEGIC ALLOCATION: MODERATE

     The asset mix of Strategic Allocation: Moderate emphasizes investments in equity securities, but maintains a sizable stake in bonds and money market securities. This asset mix seeks to provide long-term growth and some regular income, while helping to moderate losses when the stock market declines.

STRATEGIC ALLOCATION: AGGRESSIVE

     The asset mix of Strategic Allocation: Aggressive emphasizes investments in equity securities, but maintains a portion of its assets in bonds and money market securities. This asset mix seeks to provide long-term growth, together with a small amount of income to help cushion the volatility of the equity portfolio.

INVESTMENT STRATEGY AND ASSET DIVERSIFICATION

     The funds seek to achieve their investment objectives by pursuing a strategic asset allocation strategy. Each fund will diversify its investments among three major asset classes -- equity securities, bonds and cash equivalent instruments.

     Each fund has its own neutral mix that represents a benchmark as to how that fund's investments will be generally allocated among the major asset classes over the long term. Each fund's neutral mix is set forth below:

NEUTRAL MIXES

                                       Equity                      Cash
Fund                                 Securities      Bonds      Equivalents
-----------------------------------------------------------------------------
Strategic Allocation:
Conservative                             40%          45%           15%
-----------------------------------------------------------------------------
Strategic Allocation:
Moderate                                 60%          30%           10%
-----------------------------------------------------------------------------
Strategic Allocation:
Aggressive                               75%          20%           5%
-----------------------------------------------------------------------------

     The mix of a fund will vary over short-term periods depending on the relative performance of the various asset classes (for example, when one class of assets increases or decreases in value at a different rate than the other classes). In addition, the manager may temporarily emphasize or de-emphasize a class of assets based on market conditions regarding the relative value of the asset class in the near term. However, each fund has operating ranges that restrict

6    Information Regarding the Funds                American Century Investments


the amount by which the assets of each class may fluctuate. Those operating ranges are set forth below:

OPERATING RANGES

                                       Equity                      Cash
Fund                                 Securities      Bonds      Equivalents
-----------------------------------------------------------------------------
Strategic Allocation:
Conservative                           34-46%       38-52%        10-25%
-----------------------------------------------------------------------------
Strategic Allocation:
Moderate                               50-70%       20-40%         5-20%
-----------------------------------------------------------------------------
Strategic Allocation:
Aggressive                             60-90%       10-30%         0-15%
-----------------------------------------------------------------------------

     In addition to diversifying among asset classes, the assets in the equity and bond classes are further diversified among investment categories (or sectors) and styles within those classes. See "Investment Approach and Practices," this page. The allocation of assets within a fund's operating range and among the different investment categories within each class is designed to provide a diversified portfolio emphasizing total return.

INVESTMENT APPROACH AND PRACTICES

     As described above, each fund's assets are allocated among major asset classes according to their respective asset mix and subject to the applicable operating ranges. Each fund's assets are further diversified among various investment categories and disciplines within the major asset classes, as described below.

EQUITY SECURITIES

     The equity portion of a fund's portfolio may be invested in any type of domestic or foreign equity security, primarily common stocks, that meets certain fundamental and technical standards of selection. The manager will utilize two distinct investment disciplines in managing the equity portion of each fund's portfolio: (1) growth; and (2) value.

     The growth discipline seeks long-term capital appreciation by investing in companies whose earnings and revenue trends meet the manager's standards of selection, which generally means that the companies have demonstrated, or, in the manager's opinion, have the prospects for demonstrating, accelerating earnings and revenues as compared to prior periods and/or industry competitors. The value investment discipline seeks capital growth by investing in equity securities of well-established companies that are believed by the manager to be temporarily undervalued.

     The manager believes that both value investing and growth investing provide the potential for appreciation over time. Value investing tends to provide less volatile results. This lower volatility means that the price of value stocks tends not to fall as significantly as growth stocks do in down markets. However, value stocks do not usually appreciate as significantly as growth stocks do in up markets. In keeping with the diversification theme of these funds, and as a result of management's belief that these styles are complementary, both disciplines will be represented to some degree in each portfolio at all times.

     As noted, the value investment discipline tends to be less volatile than the growth style. As a result, Strategic Allocation: Conservative will generally have a higher proportion of its equity investments in value stocks than the other two funds. Likewise, Strategic Allocation: Aggressive will generally have a greater proportion of growth stocks than either Strategic
Allocation: Moderate or Strategic Allocation: Conservative.

     In addition, the equity portion of each fund's portfolio will be further diversified among small, medium and large companies. This approach provides investors with an additional level of diversification and enables investors to achieve a broader exposure to the various capitalization ranges without having to invest in multiple funds.

     Although the funds will remain exposed to each of the investment disciplines and categories described above, a particular discipline or investment category may be emphasized when, in the manager's opinion, such discipline or investment category is undervalued relative to the other disciplines or categories. See "Other Investment Practices, Their Characteristics and Risks," page 9.

BONDS

     The fixed income portion of a fund's portfolio will include U.S. Treasury securities, securities issued or guaranteed by the U.S. government or a foreign government, or an agency or instrumentality of the U.S. or a foreign government, and non-convertible debt obliga-

Prospectus                                  Information Regarding the Funds    7


tions issued by U.S. or foreign corporations. The funds may also invest in mortgage-related and other asset-backed securities as described under
"Mortgage-Related and Other Asset Backed Securities," page 10. As with the equity portion of a fund's portfolio, the bond portion of a fund's portfolio will be diversified among the various types of fixed income investment categories described above. The manager's strategy is to actively manage the portfolio by investing the fund's assets in sectors it believes are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

     The  value of fixed  income  securities  fluctuates  based  on  changes  in interest rates and in the credit quality of the issuer. Debt securities that comprise part of a fund's fixed income portfolio will primarily be limited to "investment grade" obligations. However, Strategic Allocation: Moderate may invest up to 5% of its assets, and Strategic Allocation: Aggressive may invest up to 10% of its assets, in "high yield" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization [for example, at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P")], or, if not rated, are of equivalent investment quality as determined by the investment manager. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

     "High yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment grade securities, or are unrated, but with similar credit quality.

     There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of a fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the investment manager to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the fund. See "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

     Under normal market conditions, the maturities of fixed-income securities in which the funds invest will range from 2 to 30 years.

CASH EQUIVALENTS

     The cash equivalent portion of a fund's portfolio may be invested in high-quality money market instruments (denominated in U.S. dollars or foreign currencies), including U.S. government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements.

GENERAL PORTFOLIO MANAGEMENT

     Within each asset class, each fund's holdings will be invested across industry groups and issuers that meet its investment criteria. This diversity of investment is intended to help reduce the risk created by over-concentration in a particular industry or issuer.

     The funds are "strategic" rather than "tactical" allocation funds, which means that the manager does not try to time the market to identify the exact time when a major reallocation should be made. Instead, the manager utilizes a longer-term approach in pursuing the funds' investment objectives, and thus selects a blend of investments in the various asset classes.

     The manager regularly reviews each fund's investments and allocations and may make changes in the particular securities within each asset class or to a fund's asset mix (within the defined operating ranges) to favor investments that it believes will provide the most favorable outlook for achieving a fund's objective. Recommended reallocations may be implemented promptly or may be implemented gradually. In order to minimize the impact of reallocations on a fund's performance, the manager will generally attempt to reallocate assets gradually.

     In determining the allocation of assets among U.S. and foreign capital markets, the manager considers the condition and growth potential of the various economies; the relative valuations of the markets; and

8    Information Regarding the Funds                American Century Investments


social, political, and economic factors that may affect the markets.

     In selecting securities in foreign currencies, the manager considers, among other factors, the impact of foreign exchange rates relative to the U.S. dollar value of such securities. The manager may seek to hedge all or a part of a fund's foreign currency exposure through the use of forward foreign currency contracts or options thereon. See "Forward Currency Exchange Contracts and Options Thereon," page 11.

     The funds attempt to diversify across asset classes and investment categories to a greater extent than mutual funds that invest primarily in equity securities or primarily in fixed income securities. However, the funds are designed to fit three general risk profiles and may not provide an appropriately balanced investment plan for all investors.

     The funds' investment objectives, as identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without the approval of the shareholders entitled to cast a majority of the outstanding votes of the corporation, as defined by the Investment Company Act. Unless otherwise noted, all other investment policies and practices are nonfundamental and may be changed without shareholder approval.

OTHER INVESTMENT PRACTICES,
THEIR CHARACTERISTICS AND RISKS

     For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

EQUITY SECURITIES

     In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

     Each fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's are of equivalent investment quality as determined by the manager. A fund's investments in convertible debt securities and other high yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment grade" obligations. These securities have speculative characteristics and present more credit risk than investment grade obligations. For a description of the S&P and Moody's ratings categories, see "An Explanation of Fixed Income Securities Ratings," in the Statement of Additional Information. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of equity equivalent security in which the funds might invest.

FOREIGN SECURITIES

     Each of the funds may invest in the securities of foreign issuers, including debt securities of foreign governments and their agencies, when these securities meet its standards of selection. The manager defines "foreign issuer" as an issuer of securities that is domiciled outside the United States, derives at least 50% of its total revenue from production or sales outside the United States, and/or whose principal trading market is outside the United States.

     Strategic Allocation: Conservative will generally invest between 7 and 17% of its assets in foreign securities; Strategic Allocation: Moderate will generally invest between 10 and 30% of its assets in foreign securities; and Strategic Allocation: Aggressive will generally invest between 15 and 35% of its assets in foreign securities. With regard to foreign investments by Strategic
Allocation: Conservative, the principal activities of such issuers will be located in developed countries. With regard to Strategic Allocation: Aggressive and Strategic Allocation: Moderate, the principal activities of such issuers may be located in either developed or developing countries, but the majority of the activities will be in developed countries.

Prospectus                                  Information Regarding the Funds    9


     The funds may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments ("depositary receipts") for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

     Subject to its investment objective and policies, each fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers and debt securities of foreign governments and their agencies. The credit quality standards applicable to domestic securities purchased by each fund are also applicable to its foreign securities investments.

     Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

     Strategic Allocation: Moderate and Strategic Allocation: Aggressive may invest a portion of their international holdings in securities of issuers in emerging market (developing) countries. The funds consider "emerging market countries" to include all countries that are considered by the manager to be developing or emerging countries. Currently, the countries not included in this category for the funds offered by this Prospectus are the United States, Canada, Japan, the United Kingdom, Germany, Austria, France, Hong Kong, Italy, Ireland, Singapore, Spain, Belgium, the Netherlands, Switzerland, Sweden, Finland,
Norway, Denmark, Australia and New Zealand. In addition, as used in this Prospectus, "securities of issuers in emerging market countries" means (i) securities of issuers the principal securities trading market for which is an emerging market country or (ii) securities of issuers having their principal place of business or principal office in emerging market countries.

     Investing in emerging market countries involves significantly higher risk than investing in countries with developed markets as a result of uncertainty regarding the companies and the markets in which they operate. Securities prices can be more volatile than in developed countries as a result of investor concerns regarding the stability of the government, internal economic pressures, and the impact of external economic factors. In addition, securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors. See "Investing in Emerging Market Countries," in the Statement of Additional Information.

MORTGAGE-RELATED AND OTHER
ASSET-BACKED SECURITIES

     The funds may purchase mortgage-related and other asset-backed securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities).

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the funds to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment were purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

10   Information Regarding the Funds                American Century Investments


     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government in the case of securities guaranteed by the Government National Mortgage Association (GNMA), or guaranteed by agencies or instrumentalities of the U.S. government in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations.

     Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

     The funds may also invest in collateralized mortgage obligations (CMOs). CMOs are mortgage-backed securities issued by government agencies; single-purpose, stand-alone financial subsidiaries; trusts established by financial institutions; or similar institutions. The funds may buy CMOs that meet the following criteria:

     o    Are collateralized by pools of mortgages in which payment of principal
          and  interest  of  each   mortgage  is  guaranteed  by  an  agency  or
          instrumentality of the U.S. government;

     o Are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by U.S. government securities;

     o Are securities in which the proceeds of the issue are invested in mortgage securities and payments of principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

FORWARD CURRENCY EXCHANGE CONTRACTS
AND OPTIONS THEREON

     Some of the securities held by the funds may be denominated in foreign currencies. Other securities, such as depositary receipts, may be denominated in U.S. dollars but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar, as well as by changes in the market value of the securities themselves. The performance of foreign currencies relative to the dollar may be a factor in the overall performance of a fund.

     To protect against adverse movements in exchange rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts and buy put and call options relating to interest rate futures contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price. An option is a contractual right to acquire a financial asset, such as a security, the securities of a market index, a foreign currency or a foreign currency exchange contract, at a specific price at the end of a specified term.

     Each fund may elect to enter into a forward currency exchange contract or an option thereon with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

     By entering into a forward currency exchange contract or an option thereon with respect to the specific purchase or sale of a security denominated in a foreign currency, the funds can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

     When the manager believes that a particular currency may decline in value compared to the dollar, the funds may enter into forward currency exchange contracts or options thereon to sell an amount of foreign currency equal to the value of some or all of a fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is some-

Prospectus                                  Information Regarding the Funds   11


times referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where the fund would be obligated to deliver an amount of foreign currency in excess of the aggregate value of the fund's portfolio securities or other assets denominated in, or whose value is tied to, that currency.

     Each fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that the funds will enter into portfolio hedges much less frequently than transaction hedges.

     If a fund enters into a forward currency exchange contract or an option thereon, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. For options sold, a fund will segregate cash or liquid high-grade securities equal to the value of the securities underlying the options unless the options are otherwise secured. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

     Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the funds against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationship between the foreign currency and the U.S.
dollar.

PORTFOLIO TURNOVER

     The portfolio turnover rates of the funds are shown in the Financial Highlights table on page 5 of this Prospectus.

     Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be accurately predicted.

     The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

     The manager estimates, pursuant to SEC requirements, that the rate of portfolio turnover will, generally, not exceed 150% per year.

REPURCHASE AGREEMENTS

     Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the fund's investment policies.

     A repurchase agreement occurs when a fund purchases an interest-bearing obligation from a bank or broker-dealer registered under the Securities Exchange Act of 1934 and simultaneously agrees to sell it back on a specified date in the future (usually less than one week later) at a higher price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security and is considered by the staff of the SEC to be a loan by the fund.

     A fund's risk in connection with repurchase agreements is the ability of the seller to pay the repurchase price on the repurchase date. If the seller defaults, the fund may incur costs, delays or losses. Management monitors the creditworthiness of sellers.

     The funds will enter into repurchase agreements only with those commercial banks and broker-dealers whose creditworthiness has been reviewed and found satisfactory by the funds' management pursuant to criteria adopted by the funds' Board of Directors.

FUTURES CONTRACTS

     Each fund may enter into domestic and foreign futures contracts. A futures contract is an agreement to take or make delivery of a financial asset at a specific price at the end of the contract period. Some futures contracts, such as market index futures, require settlement in cash based on the difference between the value of the underlying financial assets at the beginning and at the end of the contract period.

12   Information Regarding the Funds                American Century Investments


Rather than actually purchasing the specific financial assets, or the securities of a market index, the manager may purchase a futures contract, which reflects the value of such underlying securities. For example, S&P 500 futures reflect the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the underlying index securities increases or decreases during the contract period, the value of the S&P 500 futures can be expected to reflect such increase or decrease. The manager may use index futures to efficiently expose to the equity markets a portion of a fund's assets that is being held for future investment opportunities.

     When a fund enters into a futures contract, it must make a deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the underlying financial assets fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. Assets set aside by a fund as initial or variable margin may not be disposed of so long as the fund maintains the contract.

     The funds may not purchase leveraged futures. A fund will deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fluctuating market value of the index contracts it has purchased, less any margin deposited on its position. The funds will only invest in exchange-traded futures.

DERIVATIVE SECURITIES

     To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts or S&P 500 futures), currencies, interest rates, indices or other financial indicators ("reference indices").

     Some  "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

     No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the S&P 500 Index would be a permissible investment since each of the funds may invest in the securities of companies comprising the S&P 500 Index (assuming they otherwise meet the other requirements for the fund), while a security whose underlying value is linked to the price of oil would not be a permissible investment since the funds may not invest in oil and gas leases or futures.

     The return of a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

     There are a range of risks associated with derivative investments, including:

     o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

     o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

     o the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

     o    the risk that the counterparty will fail to perform its obligations.

     The Board of Directors has approved the manager's policy regarding investments in derivative secu-

Prospectus                                  Information Regarding the Funds   13


rities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the board will review the manager's policy for investments in derivative securities annually.

WHEN-ISSUED SECURITIES

     Each fund may purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of such fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

SHORT SALES

     Each fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow a fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

     A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code and Regulations.

RULE 144A SECURITIES

     The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

     With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors of the funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

     Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the funds' manager will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).

PERFORMANCE ADVERTISING

     From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Performance data may be quoted separately for the Investor Class and the other classes offered by the funds.

14   Information Regarding the Funds                American Century Investments


     Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

     A quotation of yield reflects a fund's income over a stated period of time, expressed as a percentage of the fund's share price.

     Yield is calculated by adding over a 30-day (or one month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

     Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on your shares or the income reported in the fund's financial statements.

     Each fund also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average. A fund's performance may also be compared, on a relative basis, to the other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

     All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.

Prospectus                                  Information Regarding the Funds   15


HOW TO INVEST WITH
AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

     The funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

INVESTING IN AMERICAN CENTURY

     The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

     If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 22.

HOW TO OPEN AN ACCOUNT

     To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

     The minimum investment is $2,500 [$1,000 for IRA and Uniform Gifts/Transfers to Minors Acts ("UGMA/ UTMA") accounts]. These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month. See "Automatic Investment Plan," page 17.

     The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

     Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

     You may invest in the following ways:

BY MAIL

     Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

     You may make your initial  investment by wiring funds. To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

o    RECEIVING BANK AND ROUTING NUMBER:
     Commerce Bank, N.A. (101000019)

o    BENEFICIARY (BNF):
     American Century Services Corporation
     4500 Main St., Kansas City, Missouri 64111

o    BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
     2804918

o REFERENCE FOR BENEFICIARY (RFB): American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

o    ORIGINATOR TO BENEFICIARY (OBI):
     Name and address of owner of account into which you are investing.

o    BANK TO BANK INFORMATION
     (BBI OR FREE FORM TEXT):

     o   Taxpayer identification or Social Security number.

16 How to Invest with American Century Investments  American Century Investments


     o If more than one account, account numbers and amount to be invested in each account.

     o Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA or SARSEP-IRA.

BY EXCHANGE

     Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See below on this page for more information on exchanges.

IN PERSON

     If you prefer to work with a representative in person, please visit one of our Investors Centers, located at:

     4500 Main Street
     Kansas City, Missouri 64111

     1665 Charleston Road
     Mountain View, California 94043

     2000 S. Colorado Blvd.
     Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

     Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the remittance portion of a previous statement or confirmation, $50 for all other types of subsequent investments.

BY MAIL

     When making subsequent investments, enclose your check with the remittance portion of the confirmation of a previous investment. If the remittance slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE

     Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

     Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

     You may make subsequent investments by wire. Follow the wire transfer instructions on page 16 and indicate your account number.

IN PERSON

     You may make subsequent investments in person at one of our Investors Centers. The locations of our three Investors Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

     You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

     As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the Benham Target Maturities Trust, and at the close of the Exchange for all of our other funds.

     For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

Prospectus                  How to Invest with American Century Investments   17


     If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions. See "Special Requirements for Large Redemptions," page 19.

BY MAIL

     You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

     You can make exchanges over the phone (either with an Investor Services Representative or using our Automated Information Line -- see page 19) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

     You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

     We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received. For large redemptions, please read "Special Requirements for Large Redemptions," page 19.

     Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

     Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 19.

BY TELEPHONE

     If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

     If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan or to request a brochure, please call an Investor Services Representative.

OTHER AUTOMATIC REDEMPTIONS

     If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

     Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

     Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

     Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

     You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

     Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds.

18 How to Invest with American Century Investments  American Century Investments


Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

     We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities(a "redemption-in-kind").

     If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

     If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.

     Despite the fund's right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

     Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

     To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee would be required when:

     o   redeeming more than $25,000; or

     o establishing or increasing a Check-A-Month or automatic transfer on an existing account.

     You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

     For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

     We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

     We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

     Our special shareholder services include:

AUTOMATED INFORMATION LINE

     We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may

Prospectus                  How to Invest with American Century Investments   19


also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

     You may contact us 24 hours a day, seven days a week, at www.americancentury.com to access your funds' daily share prices, receive updates on major market indexes and view historical performance of your funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

     Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

     If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

     Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

     Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

     o    Individual Retirement Accounts (IRAs);

     o 403(b)plans for employees of public school systems and non-profit organizations; or

     o Profit sharing plans and pension plans for corporations and other employers.

     If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

     You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

     Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

(1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

(2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

(3) Shares being acquired must be qualified for sale in your state of residence.

(4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

20 How to Invest with American Century Investments  American Century Investments


(5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

(6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

(7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

(8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investors Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

(9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

(10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

     At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

     With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

     Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

     No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

     Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

Prospectus                  How to Invest with American Century Investments   21


EMPLOYER-SPONSORED RETIREMENT
PLANS AND INSTITUTIONAL ACCOUNTS

     Information   contained  in  our  Investor   Services   Guide  pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

     If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the Funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

     If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

     You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.

22 How to Invest with American Century Investments  American Century Investments


ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

     The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Net asset value for the funds offered by the Prospectus is determined at the close of regular trading on each day that the New York Stock Exchange is open.

     Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents before the close of business on the New York Stock Exchange, usually 3 p.m. Central time, are effective on, and will receive the price determined, that day as of the close of the Exchange. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined, as of the close of the Exchange on the next day the Exchange is open.

     Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the close of business on the Exchange.

     Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

     Investment and transaction instructions received by us on any business day by mail prior to the close of business on the Exchange will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

     If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangement with the funds or the funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

     The valuation of assets for determining net asset value may be summarized as follows:

     Portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked price is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

     The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the

Prospectus                           Additional Information You Should Know   23


value of a security was established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

     The net asset values of the Investor Class of the funds are published in leading newspapers daily. The net asset value of each fund may also be obtained by calling us or by accessing our Web site at www.americancentury.com.

DISTRIBUTIONS

     Distributions from net investment income are declared and paid quarterly by Strategic Allocation: Conservative and Strategic Allocation: Moderate. Such distributions are declared and paid annually by Strategic Allocation:
Aggressive. Distributions from net realized securities gains, if any, are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

     Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing in taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase, made by check or ACH, may be held up to 15 days. You may elect to have distributions on shares of Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

     A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time, the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities and undistributed dividends and interest received, less fund expenses.

     Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed, the value of your shares will be reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

     Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

     If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

     Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

     If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as

24   Additional Information You Should Know         American Century Investments


ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

     Dividends and interest received by the funds on foreign securities, and, in limited circumstances capital gains realized by the funds upon the sale of such securities, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.

     Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your invest- ment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains. See "Distributions," page 24.

     In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

     Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations, which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

     If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

     Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT

INVESTMENT MANAGEMENT

     Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the investment manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri, 64111. The manager has been providing investment manage-

Prospectus                           Additional Information You Should Know   25


ment services to investment companies and institutional clients since 1958.

     In June 1995, American Century Companies, Inc. ("ACC"), the parent of the manager, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment adviser to the Benham Group of mutual funds, became a wholly owned subsidiary of ACC. Certain employees of BMC provide investment management services to funds managed by the manager, while certain employees of the manager provide investment management services to funds managed by BMC.

     The manager supervises and manages the investment portfolio of each fund and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the funds' portfolios and the funds' asset mix as it deems appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds or of sectors of the funds as necessary between team meetings.

     The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:

     CHRISTOPHER K. BOYD, Vice President and Portfolio Manager, joined American Century in March 1988 as an Investment Analyst, a position he held until December 1990. At that time he was promoted to Assistant Portfolio Manager, and then was promoted to Portfolio Manager in December 1992. He is a member of the team that manages Growth and Ultra.

     C. CASEY COLTON, Portfolio Manager, joined BMC in 1990 as a Municipal Analyst. Mr. Colton was promoted to Portfolio Manager in 1995 and co-manages the Benham GNMA Income Fund.

     PHILLIP N. DAVIDSON, Vice President and Portfolio Manager, joined American Century in September 1993 as a Portfolio Manager. Prior to joining American Century, Mr. Davidson served as an investment manager for Boatmen's Trust Company in St. Louis, Missouri. He is a member of the team that manages Value and Equity Income.

     GLENN A. FOGLE, Vice President and Portfolio Manager, joined American Century in September 1990 as an Investment Analyst, a position he held until March 1993. At that time he was promoted to Portfolio Manager. He is a member of the team that manages Vista and Giftrust.

     NORMAN E. HOOPS, Senior Vice President and Fixed Income Portfolio Manager, joined American Century as Vice President and Portfolio Manager in November 1989. In April 1993, he became Senior Vice President. He is a member of the team that manages Limited-Term Bond, Intermediate-Term Bond, Benham Bond and the fixed income portion of Balanced.

     DAVID SCHROEDER, Vice President and Portfolio Manager, joined BMC in July 1990. Mr. Schroeder has primary responsibility for the day-to-day operations of the Benham Treasury Note, Benham Short-Term, and Benham Long-Term Funds. He also manages Benham Target Maturities Trust.

     JEFFREY R. TYLER, Senior Vice President and Portfolio Manager, joined BMC in January 1988 as a Portfolio Manager. Mr. Tyler supervises the team of other Portfolio Managers who assist in the management of the various investment categories of the funds. Mr. Tyler also co-manages the Benham GNMA Income Fund. He also has primary responsibility for the day-to-day operations of the Benham Capital Manager Fund and oversees the portfolio manager's operation of the Benham European Government Bond Fund.

     THEODORE J. TYSON, Vice President and Portfolio Manager, joined American Century in 1988 and has been a member of the International Equity and International Discovery team since its inception in 1991.

     PETER A. ZUGER, Vice President and Portfolio Manager, joined American Century in June 1993 as a Portfolio Manager. Prior to joining Twentieth Century, Mr. Zuger served as an investment manager in the Trust Department of NBD Bancorp in Detroit, Michigan. He is a member of the team that manages Value and Equity Income.

     The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except

26   Additional Information You Should Know         American Century Investments


brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

     For the services provided to the Investor Class of the funds, the manager receives an annual fee of 1.00% of average net assets up to $1 billion and 0.90% of average net assets in excess of $1 billion for Strategic Allocation:
Conservative, 1.10% of average net assets up to $1 billion and 1.00% of average net assets in excess of $1 billion for Strategic Allocation: Moderate, and 1.20% of average net assets up to $1 billion and 1.10% of average net assets in excess of $1 billion for Strategic Allocation: Aggressive.

     On the first business day of each month, each fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for such fund by the aggregate average daily closing value of each fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

     The management fees paid by the funds to the manager may be higher than those paid by many investment companies. However, most if not all of such companies also pay, in addition, certain of their own expenses, while virtually all of the funds' expenses, except as specified above, are paid by the manager.

CODE OF ETHICS

     The funds and the manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, acts as transfer and dividend paying agent for American Century. It provides facilities, equipment and personnel to American Century and is paid for such services by the manager.

     Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the funds as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

     Although there is no sales charge levied by the funds, transactions in shares of the funds may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the investment manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

     From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

     The manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.

Prospectus                           Additional Information You Should Know   27


DISTRIBUTION OF FUND SHARES

     The funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker dealer and an affiliate of the funds' investment manager. The manager pays all expenses for promoting and distributing the Investor Class of fund shares offered by this Prospectus. The Investor Class of shares does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

     American Century Strategic Asset Allocations, Inc., the issuer of the funds, was organized as a Maryland corporation on April 4, 1994.

     The corporation is a diversified, open-end management investment company whose shares were first offered for sale February 15, 1996. Its business and affairs are managed by its officers under the direction of its Board of Directors.

     The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri, 64141-6200. All inquiries may be made by mail to that address, or by phone to 1-800-345-2021 (international calls: 816-531-5575).

     American Century Strategic Asset Allocations, Inc. issues three series of $0.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

     Each of the funds described in this Prospectus offers three classes of shares: an Investor Class, a Service Class, and an Advisor Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions, or 12b-1 fees.

     The other classes of shares are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Investor Class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

     Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, and (d) each class may have different exchange privileges.

     Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

     Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

     Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' bylaws, the holders of at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

     WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

28   Additional Information You Should Know         American Century Investments


NOTES

Prospectus                                                            Notes   29


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com

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